             As filed with the Securities and Exchange Commission on May 1, 2002
                                               Registration No. 333-____________

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM S-8
                             REGISTRATION STATEMENT

                                      UNDER
                           THE SECURITIES ACT OF 1933

                                ----------------

                               INKTOMI CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                ----------------

            DELAWARE                                                                95-3238130
(STATE OR OTHER JURISDICTION OF            4100 E. THIRD AVENUE                  (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)            FOSTER CITY, CA 94404              IDENTIFICATION NUMBER)
                                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                ----------------

                        1998 EMPLOYEE STOCK PURCHASE PLAN

                                ----------------

                              JOSEPH M. EANDI ESQ.
                          ASSOCIATE GENERAL COUNSEL AND
                          DIRECTOR OF CORPORATE AFFAIRS
                             4100 EAST THIRD AVENUE
                              FOSTER CITY, CA 94404
                             650-653-2800 (GENERAL)
(NAME, ADDRESS, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                ----------------

                                    Copy to:
                             DOUGLAS H. COLLOM, ESQ.
                        WILSON SONSINI GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                            PALO ALTO, CA 94304-1050
                                 (650) 493-9300



                               CALCULATION OF REGISTRATION FEE
=========================================================================================================
                                                                 PROPOSED        PROPOSED
                   TITLE OF                        MAXIMUM       MAXIMUM         MAXIMUM
                  SECURITIES                       AMOUNT        OFFERING       AGGREGATE      AMOUNT OF
                     TO BE                          TO BE        PRICE PER       OFFERING    REGISTRATION
                  REGISTERED                     REGISTERED       SHARE*          PRICE           FEE
---------------------------------------------------------------------------------------------------------
Common Stock, $0.001 par value
  To be issued under the
  1998 Employee Stock Purchase Plan..........       800,000       $   2.41   $ 1,928,000.00   $   177.38
---------------------------------------------------------------------------------------------------------
Total........................................       800,000                  $ 1,928,000.00   $   177.38
=========================================================================================================


* Estimated solely for the purpose of computing the registration fee required by Section 6(b) of the Securities Act pursuant to Rules 457(h) and 457(c) under the Securities Act, based upon the average between the high and low prices of the Common Stock as reported on the Nasdaq National Market on April 30, 2002.

        With respect to the shares of common stock of the Registrant hereby registered under the Inktomi Corporation 1998 Employee Stock Purchase Plan, the contents of the Registrant's Registration Statements on Form S-8 as filed with the Commission on October 28, 1998 (File No. 333-66217), on June 8, 1999 (File No. 333-80195), on June 23, 2000 (File No. 333-40036) and on June 25, 2001 (File
No. 333-63742), collectively the "Prior Form S-8s", are incorporated herein by reference.

        The Registrant is registering an additional 800,000 shares of its Common Stock under this Registration Statement which are reserved for issuance under the Inktomi Corporation 1998 Employee Stock Purchase Plan. Under the Prior Form S-8s, the Company registered 2,713,349 shares of its Common Stock, as adjusted for stock splits, that had been or were eligible to be issued under the Inktomi Corporation 1998 Employee Stock Purchase Plan.

                                     PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 8. EXHIBITS.

       Exhibit No.      Description
       -----------      -----------
          5.1          Opinion of Wilson Sonsini Goodrich & Rosati, P.C.

         10.3* 1998 Employee Stock Purchase Plan and form of agreements thereunder

          23.1         Consent of PricewaterhouseCoopers LLP

          23.2         Consent of Wilson Sonsini Goodrich and Rosati, P.C.
                       (contained in Exhibit 5.1)

          24.1         Power of Attorney (See page (II-3))

----------

* Incorporated by reference to the Registrant's Registration Statement on Form S-1 (File No. 333-50247), as amended.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Foster City, State of California, on this 1st day of May, 2002.



                                              INKTOMI CORPORATION


                                              By: /s/ Jerry Kennelly
                                                  ------------------------------
                                                  Jerry M. Kennelly,
                                                  Executive Vice President,
                                                  Chief Financial
                                                  Officer and Secretary

                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David C. Peterschmidt and Jerry M. Kennelly, and each of them, as his or her attorney-in-fact, with full power of substitution in each, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


             SIGNATURE                                 TITLE                          DATE
             ---------                                 -----                          ----
/s/ David C. Peterschmidt             President, Chief Executive Officer and      May 1, 2002
------------------------------------  Chairman (Principal Executive Officer)
David C. Peterschmidt

/s/ Jerry M. Kennelly                 Executive Vice President, Chief             May 1, 2002
------------------------------------  Financial Officer and Secretary
Jerry M. Kennelly                     (Principal Financial and Accounting
                                      Officer)


/s/ Eric A. Brewer                    Director                                    May 1, 2002
------------------------------------
Eric A. Brewer

/s/ Frank Gill                        Director                                    May 1, 2002
------------------------------------
Frank Gill

/s/ Allen J. Gula, Jr.                Director                                    May 1, 2002
------------------------------------
Allen J. Gula, Jr.

/s/ Greg Myers                        Director                                    May 1, 2002
------------------------------------
Greg Myers

/s/ Alan F. Shugart                   Director                                    May 1, 2002
------------------------------------
Alan F. Shugart

                                 EXHIBIT INDEX


ITEM 8. EXHIBITS.

       Exhibit No.      Description
       -----------      -----------
          5.1          Opinion of Wilson Sonsini Goodrich & Rosati, P.C.

         10.3* 1998 Employee Stock Purchase Plan and form of agreements thereunder

          23.1         Consent of PricewaterhouseCoopers LLP

          23.2         Consent of Wilson Sonsini Goodrich and Rosati, P.C.
                       (contained in Exhibit 5.1)

          24.1         Power of Attorney (See page (II-3))

----------

* Incorporated by reference to the Registrant's Registration Statement on Form S-1 (File No. 333-50247), as amended.